Exhibit 99.1

Q1 2018 Investor Presentation

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following factors: ability to execute our business strategy; business and economic conditions; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in the economy or supply-demand imbalances affecting local real estate values; changes in consumer spending, borrowings and savings habits; the Company’s inability to negotiate our fees with investors for the purchase of our loans, our obligation to indemnify purchasers or to repurchase the related loans, higher rate of delinquencies and defaults as a result of the geographic concentration of our servicing portfolio, or the impact of interest rates on the value of our mortgage servicing rights; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions or consolidations; the Company's ability to realize anticipated benefits from enhancements or updates to its core operating systems from time to time without significant change in client service or risk to the Company's control environment; the Company's dependence on information technology and telecommunications systems of third-party service providers and the risk of systems failures, interruptions or breaches of security; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the effects of tax legislation or challenges to our tax position; the Company's ability to realize deferred tax assets or the need for a valuation allowance; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; changes in the Company’s management personnel and the Company’s continued ability to attract and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and reporting system and procedures; regulatory limitations on dividends from the Company's bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; a cyber-security incident, data breach or a failure of a key information technology system; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports. 2 Forward-Looking Statements

3 About Non-GAAP Financial Measures Certain of the financial measures and ratios we present, including “tangible assets,” “return on average tangible assets,” “return on average tangible assets before provision for loan losses and taxes,” “return on average tangible common equity,” “tangible common book value,” “tangible common book value per share,” “tangible common equity,” “tangible common equity to tangible assets,” “adjusted non-interest expense to average assets,” “adjusted efficiency ratio,” “adjusted net income,” “adjusted income per share,” “adjusted return on average tangible assets,” “adjusted return on average tangible common equity,” and “fully taxable equivalent” metrics, are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to these financial measures and ratios as “non-GAAP financial measures.” We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results or by presenting certain metrics on a fully taxable equivalent basis. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures is included in the appendix.

A Foundation for Growth

Company Overview

- Began banking operation in 2010 with four acquisitions in first 12 months, with six acquisitions to date
- Created meaningful scale and market share in attractive markets of Colorado and Greater Kansas City Region
- Closed Peoples, Inc. acquisition on January 1, 2018 and added $842 million in total assets, with approximately 2 years TBV crossover payback and greater than 20% IRR
- Growing a granular and well diversified loan portfolio with self-imposed concentration limits to protect against downside risk to any particular industry or real estate sector
- Attractive low-cost deposit base
- Strong expense management, decreasing expenses 36% during the past five years, adjusted for acquisition expenses(1)
- Opportunistic manager of capital
  - Successfully repurchased 50.9% of shares or $534 million since early 2013 at a weighted average price of $20.03
  - Steadily increased dividend to $0.14 per share, a 180% increase in past 2 years

NBHC Snapshot

Stock Price/52-Week Range	$35.18 / $30.10-$37.08
Total Shareholder Return(2)	
- NBHC	2.80%
- KRX Index	1.42%
BV/Share	$21.19
TBV/Share(3)	$17.27
TBV/Share with Excess Accretable Yield(3)(4)	$18.10
Market Capitalization	$1.1bn
Assets	$5.7bn
Loans	$3.7bn
Deposits	$4.7bn
Banking Centers	104
1Q18 ROAA/1Q18 ROATA Adjusted(4)	0.61% / 1.11%
FY17 ROATA Adjusted(4)	0.82%
1Q18 ROAE/1Q18 ROATE Adjusted(4)	5.34% / 11.63%
FY17 ROATE Adjusted(4)	7.75%
Strong Capital – Leverage Ratio/Risk-based Capital Ratio	9.59% / 13.17%

Note: Market and share repurchase data through 30-April-2018; financial information as of and for the year ended 31-March-18

(1) Adjusted for acquisition-related expenses through 31-December-17.

(2) Total shareholder return period 31-December-2017 through 31-March-2018 .

(3) TBV / share + net present value (5% discount rate) of excess after-tax accretable yield share as of March 31, 2018. Excess after-tax accretable yield defined as total accretable yield less 4.0%. This results in an additional $0.83 after-tax to our TBV. TBV also adjusted for the deferred tax liability related to tax deductible goodwill. Please refer to the appendix for a reconciliation of non-GAAP financial metrics.

(4) Please see the appendix for a reconciliation to this non-GAAP measure including the adjustments to the most directly comparable GAAP measure.

National Bank Holdings CORPORATION

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Fully Diluted EPS 5 Steady Progress Towards Long-term Profitability Targets ROATA Adjusted for Peoples one-time acquisition-related costs and 4Q 2017 deferred tax asset re-measurement charge. See the Appendix for a reconciliation to this non-GAAP measure. ROATCE Cumulative Total Shareholder Return $0.53 $0.14 $0.79 0.57% (1) (1) (1) $0.47 (1) 11.63% 1.11% (1) (1) $1.26 2015 2016 2017 Adjusted 1Q18 Adjusted 1.29% 5.04% 2015 2016 2017 Adjusted 1Q18 Adjusted 7.75% 0.17% 0.82% 2015 2016 2017 Adjusted 1Q18 Adjusted 15.3% 69.5% 72.4% 86.6% 6.0% 47.5% 50.1% 54.8% 2015 2016 2017 30-Apr-18 NBHC KRX

Key Actions and Results

- Accelerated growth
  - Record new commercial loan originations of $640 million over the past twelve months
  - Grew revenue $22 million, or 49%, year-over-year
  - Originated and Acquired[4] loans grew 27.6%, year-over-year
  - Cost of deposits increased just 0.02%, year-over-year
  - Expanded NIM 0.40% to 3.84%, year-over-year
  - Doubled fee income year-over-year with the addition of an in-market mortgage origination business
  - Transaction deposits of $3.6 billion, increasing $33.9 million, or 1.2%, over year-end, excluding Peoples
  - Relationship banking focused strategies
- Expanded efficiency initiatives
  - Strong expense management culture
  - Consolidated or sold 18 banking centers, or 17% of our franchise, since mid-2015
  - On pace to achieve, if not exceed, announced cost saves from the Peoples merger
- Managed capital opportunistically
  - Closed $146 million acquisition of Peoples, Inc. on January 1, 2018
  - Increased quarterly dividend 55.6% to $0.14/share in 1Q 2018, or 180% increase in past 2 years
  - Repurchased $534 million of shares at a weighted average price of $20.03 since early 2013

Record $640 million in commercial loan originations (TTM[3])

2017: $605 million
2016: $498 million
2015: $552 million

Originated and Acquired[4] Loan Growth 27.6% (YoY)

$776 million
Originated and Acquired loan growth[4]

Average Q1 2018 Transaction Deposit Growth 5.0%[2]
(YoY 1st Quarter)

Non-Interest Expense Reduction



36% decrease
$210
$184
$150
$158
$136
$134
FY12
FY13
FY14
FY15
FY16
FY17 Adjusted(1)

Non-Performing Asset Composition[5]



1.61%
0.71%
0.44%
0.46%
0.99%
0.34%
0.60%
0.96%
0.34%
0.02%
0.60%
YE16
YE17
1Q18
Acquired NPLs and OREO
Non-performing Energy loans
Non-performing loans, excluding energy

Buybacks $534 million

- 51% Shares repurchased since early 2013 @ average price of $20.03
- Increased dividend 180% in past two years

(1) Adjusted for $2.7mm Peoples one-time acquisition-related expenses
(2) Adjusted for Peoples deposits and 4 banking center divestitures in Q2 2017
(3) TTM – Trailing Twelve Months
(4) Acquired loans not accounted for under 310-30
(5) Ratio of non-performing assets to total loans and OREO totaled 0.96%, or 0.60% excluding acquired loans/OREO and energy loans as of March 31, 2018

National Bank Holdings Corporation

6

Investment Highlights

1 Attractive Markets[1]

Colorado
- 2nd strongest state economy
- 3rd best state for business
- Colorado Springs/Denver:
  - #2/#3 Best Place to Live

Kansas City Region
- #2 Best City for Jobs
- 4th "Hot Startup" City

Texas
- Dallas: #3 fastest growing city
- Austin: #1 Best Place to Live

2 Focused Relationship Banking Model

- Business model focused on small-to-medium sized businesses and individuals
- Relationship banking strategies driving new loan originations and low-cost deposit growth

3 Track Record of Growth and Improving Profitability

- Granular and diversified loan portfolio well positioned to absorb future stress
- Sustained improvement in ROATA and ROATCE profitability with a strong outlook
- Strong capital structure with sufficient excess capital to support growth

4 Demonstrated Steward of Shareholder Capital

- Outsized total shareholder returns relative vs. KRX Index
- Proven ability to be disciplined in accretive acquisitions and opportunistic in share buybacks
- History of increasing dividends

5 Experienced Management Team

- Experienced and respected management team and board of directors

(1) Sources: U.S. Census Bureau, Business Insider, CBS Money Watch, Entrepreneur Magazine, Forbes, WalletHub, CNBC, U.S. News and World Report

National Bank Holdings CORPORATION

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CO KS NM MO Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Albuquerque Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Kansas City Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Colorado Springs Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Wichita Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Lawrence Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Santa Fe Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Denver Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Fort Collins Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Taos Dallas Austin 35 70 70 76 10 20 35 47 banking centers Ranks #5 in deposit market share in Kansas City MSA for local banks Expanded presence in Overland Park, KS - central hub for the #1 county in Kansas by household income and projected population growth(2) Overland Park experienced 20% population growth from 2000 to 2015(3) 7.5% projected employment growth(3) Low unemployment rate of 3.6% (3) Expansion into college town markets of Lawrence, KS and Ottawa, KS Population: Metro KC – 2.1 million Favorable demographics vs. national levels Business Climate & Recognition #2 Best City for Jobs (CBS MoneyWatch) 4th “Hot Startup” City (Entrepreneur Magazine) #15 on “50 Best Cities to Live” List (Bloomberg) #2 “Top Five Cities with Up-and-Coming Downtown” (Fortune) 8 NBHC Markets and Family of Brands ONE Charter, THREE Flags Attractive and Growing Markets External source: SNL Financial. Deposit data as of 30-June-2017 (1) Colorado State Demography Office – “Colorado's 2016 Population & Economic Overview” (2) Ranking based on aggregate population growth for 2017 – 2022 (3) Overland Park Chamber of Commerce, June 2017 3 commercial banking locations in Texas 6 banking centers in New Mexico Business Climate & Recognition Dallas: #3 Fastest Growing City (Forbes) Austin: #1 “2015 Best Large City to Live In” (WalletHub) 50 banking centers Ranks #5 in deposit market share in the state of Colorado for local banks #7 market share in the fast growing Colorado Springs MSA Population: Front Range – 4.6 million The Front Range contributed 96% of Colorado’s population growth between 2010 and 2015(1) Favorable demographics vs. national levels in: Business Climate & Recognition Denver #1 Best Places to Live (U.S. News) 2nd Strongest State Economy in the U.S. (Business Insider) #1 in Labor Supply (Forbes) 3rd Best State for Business (CNBC)

We Operate in Very Attractive Markets

Key Statistics by MSA

		U.S.	Denver, CO	Front Range	Kansas City, MO
Demographics	2018 Population (mm)	326.5	2.9	4.6	2.1
	Projected Population 5yr CAGR ('18-'23E)	0.7 %	✓ 1.5 %	✓ 1.5 %	0.6 %
	2018 Median Household Income	$61.0K	✓ $75.5K	✓ $73.7K	✓ $65.7K
	Projected Household Income Growth ('18-'23E)[1]	8.9 %	✓ 12.2 %	✓ 11.5 %	✓ 9.6 %
	# of Businesses (000s)	-	114.9	182.7	76.0
Economics	Unemployment Rate (February-18)	4.4 %	✓ 3.1 %	✓ 3.2 %	✓ 3.8 %
	2015 Real GDP per Capita	$58.9K	✓ $68.6K	✓ $61.2K	✓ $60.2K
	Real GDP 5yr CAGR ('10-'15)	3.8 %	✓ 4.4 %	✓ 4.4 %	3.2 %
	Home Price Index 5yr Δ[2]	34.7 %	✓ 67.8 %	✓ 61.6 %	27.3 %
	Building Permit 5yr CAGR ('10-'15)	14.4 %	✓ 28.9 %	✓ 24.7 %	✓ 28.9 %
Banks	Branch Penetration (per 100k people)	27.3	✓ 22.0	✓ 22.9	32.7
	Top 3 Combined Deposit Market Share	55 %[3]	✓ 55 %	✓ 53 %	✓ 43 %

✓ Equal or Better Than U.S. Average

Source: FHFA, SNL Financial, U.S. Census, U.S. Bureau of Economic Analysis
Note: "Front Range" statistics include populated weighted values for Denver, Boulder, Colorado Springs, Fort Collins, and Greeley MSAs. Deposit data as of 30-Jun-17. Front Range unemployment based on a weighted average unemployment and 2018 population for each MSA.
(1) HHI projections based on current dollar values (inflation adjusted)
(2) HFA home price index based on quarterly all-transaction data as of 31-Dec-17
(3) Based on U.S. Top 20 MSAs, population weighted (determined by population)

National Bank Holdings CORPORATION

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Total Loans 10 Organic Loan Growth is Accelerating Total Loan Composition New Commercial Loan Originations ($ in millions; totals in billions) $3.2 $2.9 Portfolio built on a relationship banking strategy targeted at full-service lending, depository and treasury management relationships Commercial loan originations totaled $162.7 million for the quarter, increasing 27.4% over the first quarter of the prior year Acquired 310-30 loans decreased 19.8% from the prior year to $112 million Comments $3.7 ($ in millions) $2.6 $1.8 $1.9 $2.2 TTM $1,011 $1,403 $1,883 $2,385 $2,715 $3,058 $3,590 $822 $451 $280 $203 $146 $121 $112 4QE12 4QE13 4QE14 4QE15 4QE16 4QE17 1QE18 Originated and Acquired loans not accounted for under 310-30 310-30 loans Commercial & Industrial 41% Owner Occupied CRE 15% Non owner occupied CRE 17% 310 - 30 loans 3% Resi Mortgage 23% Other Consumer 1% $88 $281 $477 $552 $498 $605 $640 FY12 FY13 FY14 FY15 FY16 FY17 1QE18

Uniquely Diversified $3.7 Billion Loan Portfolio

Loan Concentrations[1]



Consumer
23.9%
C&I and Owner
Occupied CRE
57.0%
Non Owner-
Occupied
19.1%
12%
8%
5%
4%
4%
3%
3%
2%
2%
2%
1%
1%
1%
1%
9%
4%
3%
3%
2%
2%
5%
21%
2%
1%

Commercial & Industrial , 57.0%
- Government & Municipal, 11.8%
- Financial Services/Lender Financing, 7.7%
- Agriculture, 4.6%
- Equipment Leasing, 4.3%
- Educational Services, 4.0%
- Real Estate Rental & Leasing, 3.2%
- Manufacturing, 2.8%
- Retail Trade, 2.4%
- Construction Companies, 2.4%
- Restaurant, 1.9%
- Oil & Gas, 1.1%
- Wholesale Trade, 1.1%
- Transportation & Warehousing, 0.7%
- All Other C&I, 9.0%

Non Owner Occupied, 19.1%
- Hotel & Lodging, 4.3%
- Office, 3.2%
- Land Development, 2.6%
- Commercial Construction, 2.2%
- Multifamily, 1.5%
- All Other, 5.3%

Consumer, 23.9%
- Residential Sr. Lien, 20.7%
- Residential Jr. Lien, 2.5%
- Consumer, 0.7%

(1) Includes 310-30 loans

Granular and Well Diversified Loan Portfolio

- Self-imposed concentration limits ensure a granular and diverse loan portfolio and protects against downside risk to any particular industry or real estate sector
- Individual lending segments are limited to no more than 15% of total loan commitments, with the majority being 10% or less
- Non owner-occupied CRE is 113% of risk-based capital and no specific property type exceeds 5%

Portfolio Characteristics

- New Commercial loans originated YTD:
  - Average funding of $1.01 million
  - Weighted average commitment, including unused, of $1.20 million
- Top 25 originated relationships as of March 31, 2018:
  - Average funded balance of $15.8 million
  - Average commitment of $22.2 million

National Bank Holdings CORPORATION
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Stable Credit Quality

($ in millions)

Strong Credit Quality on $3.6 Billion of Originated and Acquired[1] Loans

Annualized Net Charge-offs



.12%
.85%
.75%
.10%
.38%
.26%
.12%
.07%
YE15
YE16
YE17
1Q18
Energy Charge-offs
Non Energy Charge-offs

Allowance for Loan Losses[2]



1.09%
.16%
.93%
1.07%
.10%
.97%
1.02%
.02%
1.00%
.85%
YE15
YE16
YE17
1Q18
Non Energy ALLL
Energy Related ALLL

Provision for Loan Losses on Originated and Acquired[1] Loans

Change in Allowance[2]



Net charge-offs, excluding Energy
Energy net charge-offs
Energy Provision
Non Energy Provision
$9
$4
$8
$(3)
$2
$19
$7
$(22)
$(2)
$2
$4
$9
($8)
($3)
($1)
FY15
FY16
FY17
1Q18

Provision for Loan Losses as a % of Originated and Acquired[1] Loans



Energy Provision
Non Energy Provision
.51%
.09%
.42%
.90%
.70%
.20%
.43%
.28%
.15%
.00%
FY14
FY15
FY16
1Q18

High Yielding $112 Million 310-30 Loan Pools

Accretable Yield Reclassification Life-to-Date



$ 251
$ 24
$ 227
Inc. in Accretable Yield (Recog. Over Time)
Impairments (310-30 Provision)
Net Economic Impact

(1) Acquired loans not accounted for under 310-30
(2) Does not include $7.5 million of purchase accounting marks

Stable Asset Credit Quality

- Low historical originated and acquired net charge offs – 2015: 0.12%, 2016: 0.85% / 0.10% (excluding energy), 2017: 0.38% / 0.12% (excluding energy), and Q1 2018: 0.07%
- Allowance for loan losses as a percentage of originated and acquired[1] loans at 0.85% compared to 1.02% at the prior quarter end, and decreased as the acquired loans from the Peoples acquisition were recorded at fair value
- Added a net $4.0 million to accretable yield for the acquired loans accounted for under ASC 310-30 during 1Q 2018

National Bank Holdings CORPORATION

12

Non-performing Loans 13 Credit Quality Remains Strong in Non-Energy Portfolio Originated and Acquired(1) Classified Loans ($ in millions) Non-performing Assets Non-performing Asset Composition Non-performing Energy loans – 0.39% Acquired OREO OREO has been a source of income with net gains of $4.2 million and $4.4 million during FY17 and FY16 Ratio of non-performing assets to total loans and OREO totaled 0.96%, or 0.60% excluding acquired loans/OREO and energy loans as of March 31, 2018 1.61% 0.99% $12.0 $12.0 $12.0 $12.6 (1) Acquired loans not accounted for under 310-30 0.02% 0.96% $10.8 $13.6 $18.1 $19.4 $22.7 $12.6 $1.6 $0.9 0.57% 0.99% 1.07% 0.66% 0.64% 0.57% 0.56% 0.65% 0.62% 0.62% YE14 YE15 YE16 YE17 1Q18 Non - performing loans excl. Energy Non - performing loans excl. Energy as a % of Total Loans excl. energy Non - performing Energy loans Non - performing loans % of Total Loans $27.2 $49.4 $49.7 $33.4 $33.2 $14.8 $12.7 $16.1 $12.6 $1.6 $0.9 1.6% 2.1% 1.9% 1.1% 1.3% 2.1% 2.7% 2.3% 1.1% 1.4% YE14 YE15 YE16 YE17 1Q18 Energy Loans Acquired loans (Peoples) Loans excluding energy and Peoples Loans excl. Energy as a % of Originated and Acquired Loans % of Originated and Acquired Loans $40.8 $35.4 $33.8 $29.8 $34.6 $1.6 $0.9 4.73% 1.81% 1.61% 0.99% 0.96% 4.73% 1.44% 1.21% 0.95% 0.92% YE14 YE15 YE16 YE17 1Q18 Non - performing assets excl. Energy Non - performing asset excl. Energy as a % of Total loans/OREO excl. energy Non - performing Energy assets Non - performing assets % of Total Loans/OREO 0.46% 0.60% 0.60% 0.44% 0.05% 0.71% 0.34% 0.34% YE16 YE17 1Q18 Acquired NPLs and OREO Non-performing Energy loans Non-performing loans, excluding energy

14 Growing Low Cost Transaction Accounts Deposit Composition Low Cost Deposits ($ in billions) Average transaction deposits remain strong in attractive markets of Colorado, Greater Kansas City Region and Texas. Peoples adds attractive low cost deposit presence in New Mexico as well Average transaction deposits totaled $3.5 billion, increasing 5.0% YoY, adjusting for Peoples deposits Cost of Deposits increased just 2 basis points 1Q YoY. Mix of deposits continues to improve Strong Transaction Deposit Growth Growing Low Cost Transaction Accounts 76% Non-Time $2.4 $2.4 $2.5 $2.7 $2.9 $3.5 $1.6 $1.4 $1.3 $1.2 $1.1 $1.2 2013 2014 2015 2016 2017 1Q18 Average Transaction Deposits Average Time Deposits 0.00% 0.25% 0.50% 1.50% 1.75% 0.37% 0.36% 0.36% 0.41% 0.41% FY14 FY15 FY16 FY17 1Q18 Fed Funds Rate Cost of Deposits 30% 33% 33% 35% 38% 34% 36% 37% 37% 38% 3% 3% 4% 4% 3% 33% 28% 26% 24% 21% $3.8 $3.8 $3.9 $4.0 $4.7 YE14 YE15 YE16 YE17 1Q18 Demand & NOW Savings & MM CDs >= $250k CDs < $250k 70% Non - Time 64% Non - Time 69% Non - Time 72% Non - Time

Financial Overview 15

Net Interest Income(1) Net Interest Margin(1) Net Interest Income Sensitivity(2) 1Q18 Review Net Interest Income Well positioned to benefit from rising rate environment $159.6 $149.7 $152.2 $48.7 $36.0 $152.2 $152.2 Comments Fully taxable equivalent net interest income totaled $48.7 million, increasing $12.7 million YoY, driven by average earning assets growth of $892.1 million due to originated loans and acquired earnings assets from the Peoples acquisition The 1Q 2018 net interest margin (FTE) widened 0.40% to 3.84% YoY, due to a 0.43% increase in the earning assets yield, partially offset by an increase in cost of deposits of 0.02% Variable pricing loans set to reset within 12 months make up over 51% of total loans (1) Presented on a fully taxable equivalent basis using the statutory rate of 35% for periods prior to 2018 and 21% for 1Q18. (2) 12-month simulated net interest income impact using management projected balance sheet and an immediate parallel shift in the yield curve. Rate risk measures are adjusted to reflect less excess cash as a result of reducing excess capital to 9% leverage ratio. 16 - 1.46% 4.82% 6.93% - 2.88% 4.63% 6.84% -50 bps +100 bps +200 bps 31-Dec-17 31-Mar-18 3.60% 3.49% 3.50% 3.44% 3.84% FY15 FY16 FY17 1Q17 1Q18 FY15 FY16 FY17 1Q17 1Q18

Non-Interest Income Non-Interest Expense Efficiency Ratio(1) NIE / Average Assets 1Q18 Review (cont’d) Non-Interest Income and Expense 17 Ratio represents non-GAAP financial measure. See Appendix for a reconciliation to this non-GAAP measure. The efficiency ratio represents non-interest expense, less intangible asset amortization, as a percentage of net interest income on a FTE basis plus non-interest income. Adjusted for Peoples one-time acquisition-related costs. See Appendix for a reconciliation to this non-GAAP measure. (2) $55 $1 $35 $1 $29 $210 $158 $4 $4 (2) (2) (2) $181 $153 $132 $131 $34 $46 $2 $8 $5 $136 $137 FY12 FY15 FY16 FY17 1Q17 1Q18 Non-Interest Expense Acquisition Costs Problem Asset Workout $40 $39 $9 $18 FY16 FY17 1Q17 1Q18 68.79% 67.23% 74.37% 70.68% FY16 FY17 1Q17 1Q18 2.92% 2.85% 3.05% 3.44% FY16 FY17 1Q17 1Q18

31-Dec 17 31-Mar 18 Book Value Available-for-Sale $871 $942 Held-to-Maturity 253 278 "Locked-in" Gains (HTM) 6 5 Total Book Value $1,130 $1,225 Available-for-Sale Unrealized Gains / (Losses) (16) (25) Held-to-Maturity Unrealized Gains / (Losses) (2) (5) Fair Market Value of Portfolio $1,112 $1,197 Portfolio Yield (Spot) 2.22% 2.22% Portfolio Duration 3.0 3.0 Weighted-Average Life 3.3 3.3 18 Conservative Investment Portfolio ($ in millions) Investments by Asset Class(1) (1Q18) Portfolio Summary(1) 99.9% of portfolio is U.S. agency backed Duration contained at 3.0 years OCI fluctuations minimized by 24% of portfolio in Held-To-Maturity Investment portfolio mainly in run-off mode since Q4-13; using cash flows to fund loan growth Stable yields helped by limited price premium (1) Excludes $15mm and $14mm of FHLB / FRB stock as of 31-Dec-17 and 31-Mar-18, respectively. 29% 2% 68% 1 % Mortgage Backed Securities - Fixed Rate Mortgage Backed Securities - ARMs Collateralized Mortgage Obligations - Fixed Rate Collateralized Mortgage Obligations - Floating Rate Other

19 Long-Term Financial Goals Assets ~$6bn–$8bn Efficiency Ratio (Excludes Residential Mortgage Business) <60% ROATA ≥1.00% ROATCE 12%–14% Dividend Payout Ratio Approximation 30% Tier 1 Leverage 9%

20 Appendix

21 NBHC Management Team Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business Senior management roles in small business, commercial banking, private banking, corporate marketing and change management, and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida Tim Laney Chairman, President & Chief Executive Officer (35 years in banking) Vice Chairman and Chief Operating Officer at F.N.B. Corporation Corporate strategic planning, line-of-business and geographic Chief Financial Officer roles at PNC Brian Lilly Chief Financial Officer & Chief of M&A and Strategy (37 years in banking) Head of Business Services Credit at Regions Financial Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America Richard Newfield Chief Risk Management Officer (32 years in banking) Partner with law firm Stinson Leonard Street LLP Executive Vice President, General Counsel and Secretary at Guaranty Bancorp Zsolt Bessko Chief Administrative Officer & General Counsel (21 years in legal and banking)

22 Accomplished Board of Directors Name Title Experience Tim Laney Chairman, President and CEO Former Senior EVP and Head of Business Services of Regions Financial Former EVP and Management Operating Committee member at Bank of America Ralph Clermont Lead Director / Chairman of the Audit and Risk Committee Former Managing Partner of the St. Louis office of KPMG LLP Robert Dean Director / Chairman of the Nominating and Governance Committee Former Senior Managing Director at Ernst & Young Corporate Finance LLC Former Co-Chair of Gibson, Dunn & Crutcher LLP’s banking practice Fred Joseph Director Former Banking and Securities Commissioner for the State of Colorado Former President of the North American Securities Administrators Association Micho Spring Director Chair of Global Corporate Practice of Weber Shandwick Former CEO of Boston Communications Company Burney Warren Director / Chairman of the Compensation Committee Former EVP and Director of Mergers and Acquisitions of BB&T Former President and Chief Executive Officer of First Federal Savings Bank Art Zeile Director CEO of DHI Group, Inc. (NYSE: DHX) Former CEO and Co-Founder of HOSTING, a pioneer in the cloud hosting space Member of the University of Delaware Cyber Security Initiative Advisory Council

Beneficial Ownership (as of 3/31/18) 23 Vested Management & Directors NBHC Management and Directors Beneficial Ownership(1) Percent of Class(2) G. Timothy Laney 1,109,798 3.54% Brian F. Lilly 141,936 0.46% Richard U. Newfield, Jr. 366,928 1.19% Zsolt K. Besskó 63,627 0.21% Ralph W. Clermont 81,936 0.27% Robert E. Dean 56,299 0.18% Fred J. Joseph 9,396 0.03% Micho F. Spring 66,026 0.21% Burney S. Warren, III 53,184 0.17% Art Zeile 4,230 0.01% All current NBHC management and directors as a group (10 persons) 1,953,360 6.14% _______ (1) Includes unvested restricted shares for which the director or officer has voting power and shares issuable upon the exercise of options. Does not include unvested PSUs. (2) Calculated in accordance with Item 403 of Regulation S-K, and based on 30,479,969 shares of Class A common stock outstanding and entitled to vote and 221,782 shares of unvested restricted stock entitled to vote.

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25 Reconciliation of Non-GAAP Measures ($ in millions, except per share) As of and for the three months ended As of and for the year ended 31-Mar-18 31-Dec-17 Return on Average Tangible Assets and Return on Average Tangible Equity: Net income 8.5 $ 14.6 $ Add: impact of core deposit intangible amortization expense, after tax 0.5 3.3 Net income adjusted for impact of core deposit intangible amortization expense, after tax 9.0 $ 17.8 $ Average assets 5,615.7 $ 4,705.2 $ Less: average goodwill and core deposit intangible, net of deferred tax asset related to goodwill (119.2) (53.0) Average tangible assets (non-GAAP) 5,496.5 $ 4,652.3 $ Average shareholders' equity 642.3 $ 546.7 $ Less: average goodwill and core deposit intangible, net of deferred tax asset related to goodwill (119.2) (53.0) Average tangible common equity (non-GAAP) 523.1 $ 493.8 $ Return on average assets 0.61% 0.31% Return on average tangible assets (non-GAAP) 0.66% 0.38% Return on average equity 5.34% 2.67% Return on average tangible common equity (non-GAAP) 6.95% 3.61% As of and for the year ended 31-Mar-18 31-Mar-17 31-Dec-17 Fully Taxable Equivalent Yield on Earning Assets and Net Interest Margin: Interest income 52.8 $ 38.7 $ 164.4 $ Add: impact of taxable equivalent adjustment 1.1 1.3 5.9 Interest income, fully taxable equivalent (non-GAAP) 53.9 $ 40.0 $ 170.3 $ Net interest income 47.6 $ 34.7 $ 146.3 $ Add: impact of taxable equivalent adjustment 1.1 1.3 5.9 Net interest income, fully taxable equivalent (non-GAAP) 48.7 $ 36.0 $ 152.2 $ Average earning assets 5,140.6 $ 4,248.5 $ 4,353.3 $ Yield on earning assets 4.16% 3.70% 3.78% Yield on earning assets, fully taxable equivalent (non-GAAP) 4.25% 3.82% 3.91% Net interest margin 3.76% 3.31% 3.36% Net interest margin, fully taxable equivalent (non-GAAP) 3.84% 3.44% 3.50% As of and for the three months ended

26 Reconciliation of Non-GAAP Measures (cont’d) ($ in millions, except per share) 31-Mar-18 Tangible common equity calculations: Total shareholders' equity 645.9 $ Less: goodwill and intangible assets, net (126.3) Add: deferred tax liability related to goodwill 6.9 Tangible common equity (non-GAAP) 526.4 $ Tangible common book value per share calculations: Tangible common equity (non-GAAP) 526.4 $ Divided by: ending shares outstanding 30,479,969 Tangible common book value per share (non-GAAP) 17.27 $ As of and for the three months ended

27 Reconciliation of Non-GAAP Measures (cont’d) ($ in millions, except per share) Adjusted Financial Results As of and for the three months ended As of and for the year ended 31-Mar-18 31-Dec-17 Adjustments to net income: Net income 8.5 $ 14.6 $ Adjustments (non-GAAP) (1) 6.0 20.4 Adjusted net income (non-GAAP) 14.5 $ 35.0 $ Adjustments to income per share: Income per share 0.27 $ 0.53 $ Adjustments (non-GAAP) (1) 0.20 0.73 Adjusted income per share - diluted (non-GAAP) (1) 0.47 $ 1.26 $ Adjustments to return on average tangible assets: Adjusted net income (non-GAAP) (1) 14.5 $ 35.0 $ Add: impact of core deposit intangible amortization expense, after tax 0.5 3.3 Net income adjusted for impact of core deposit intangible amortization expense, after tax (1) 15.0 38.3 Average tangible assets (non-GAAP) 5,496.5 4,652.3 Adjusted return on average tangible assets (non-GAAP) 1.11% 0.82% Adjustments to return on average tangible common equity: Net income adjusted for impact of core deposit intangible amortization expense, after tax (1) 15.0 38.3 Average tangible common equity (non-GAAP) 523.1 493.8 Adjusted return on average tangible common equity (non-GAAP) 11.63% 7.75% (1) Adjustments: Non-interest expense adjustments: Acquisition-related 7.6 $ 2.7 $ Bonus accrual — 0.5 Total pre-tax adjustments (non-GAAP) 7.6 3.2 Collective tax expense impact (1.6) (1.2) Deferred tax asset re-measurement — 18.5 Adjustments (non-GAAP) 6.0 $ 20.4 $

28 Reconciliation of Non-GAAP Measures (cont’d) ($ in millions, except per share) Adjusted Financial Results, continued As of and for the three months ended As of and for the year ended 31-Mar-18 31-Dec-17 Adjustments to efficiency ratio: Efficiency ratio, FTE 82.09% 68.63% Adjustments (non-GAAP) (1) 7.6 2.7 Efficiency ratio, adjusted for acquisition costs 70.68% 67.23% Adjustments to non-interest expense: Non-interest expense 55.3 $ 136.7 $ Adjustments (non-GAAP) (1) 7.6 2.7 Adjusted non-interest expense (non-GAAP) 47.7 134.0 Non-interest expense to average assets, adjusted (non-GAAP) 3.44% 2.85% (1) Adjustments: Non-interest expense adjustments: Acquisition-related 7.6 $ 2.7 $ Bonus accrual — 0.5 Total pre-tax adjustments (non-GAAP) 7.6 3.2 Collective tax expense impact (1.6) (1.2) Deferred tax asset re-measurement — 18.5 Adjustments (non-GAAP) 6.0 $ 20.4 $